Liability for Unpaid Losses and Loss Adjustment Expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Insurance [Abstract]
Liability for Unpaid Losses and Loss Adjustment Expenses
7.	Liability for Unpaid Losses and Loss Adjustment Expenses
The liability for unpaid losses and loss adjustment expenses (“LAE”) includes an amount determined from loss reports and individual cases and an amount, based on past experience, for losses incurred but not yet reported.
The following table provides a reconciliation of changes in the liability for unpaid losses and LAE:

	Nine Months Ended September 30,
	2025	2024
Unpaid Loss and LAE beginning of period	$475,708	$279,392
Less: Reinsurance recoverables on unpaid losses and LAE	415,086	214,718

Net unpaid loss and LAE at beginning of period	60,622	64,674

Add: Losses and LAE, net of reinsurance, incurred related to:
Current period	70,507	64,786
Prior period	1,195	(6,762)

Total net losses and LAE incurred	71,702	58,024

Less: Losses and LAE paid, net of reinsurance, related to:
Current period	29,801	31,271
Prior period	32,232	31,125

Total net paid losses and LAE	62,033	62,396

Unpaid loss and LAE, net of reinsurance at end of period	70,291	60,302
Add: Reinsurance recoverables on unpaid losses and LAE	293,154	257,445

Unpaid loss and LAE at end of period	$363,445	$317,747

During the nine months ended September 30, 2025, the liability for unpaid losses and loss adjustment expenses, net of reinsurance, increased by $9,669 from $60,622 as of December 31, 2024 to $70,291 as of September 30, 2025. The increase was primarily as a result of an increase in reserves for Citizens Property Insurance Corporation (“Citizens”), a Florida state-supported insurer, assumed business of $12,252, partially offset by a decrease in reserves related to non-catastrophe
storms.
Prior period development includes changes in estimated losses and LAE for all events occurring in prior periods including hurricanes and other weather events. In 2025, the Company’s net loss and LAE incurred for the nine months ended September 30, 2025 reflected a unfavorable development of $1,195, which was a result of re-estimation
of unpaid losses and LAE. These adjustments are generally the result of ongoing analysis of recent loss development trends. Original estimates are decreased or increased as additional information becomes known regarding individual claims.

8.	Liability for Unpaid Losses and Loss Adjustment Expenses
The liability for unpaid losses and loss adjustment expenses (LAE) includes an amount determined from loss reports and individual cases and an amount, based on past experience, for losses IBNR. The liability for unpaid losses and loss adjustment expenses is reported net of receivables for salvage and subrogation of approximately $3,650 and $4,880 at December 31, 2024 and December 31, 2023.

The following table provides a reconciliation of changes in the liability for unpaid losses and LAE:

	December 31,
	2024	2023
Unpaid Loss and LAE beginning of year	$279,392	$562,716
Less: Reinsurance recoverables on unpaid losses and LAE	214,718	502,476

Net unpaid loss and LAE at beginning of year	64,674	60,240

Add: Losses and LAE, net of reinsurance, incurred related to:
Current year	94,019	89,344
Prior years	(3,187)	(2,595)

Total net losses and LAE incurred	90,832	86,749

Less: Losses and LAE paid, net of reinsurance, related to:
Current year	56,038	55,611
Prior years	38,846	26,704

Total net paid losses and LAE	94,884	82,315

Unpaid loss and LAE, net of reinsurance at end of year	60,622	64,674
Add: Reinsurance recoverables on unpaid losses and LAE	415,086	214,718

Unpaid loss and LAE at end of year	$475,708	$279,392

During 2024, the liability for unpaid losses and loss adjustment expenses, prior to reinsurance, decreased by $4,052 from $64,674 as of December 31, 2023 to $60,622 as of December 31, 2024. The decrease was principally the result of decreases to reflect that the legislative reforms impacting the Florida residential property insurance market have created a more favorable operating environment for insurance carriers writing in the state, resulting in decreased claims frequencies, losses and loss adjustment expenses.
Prior year development includes changes in estimated losses and LAE for all events occurring in prior years including hurricanes and other weather. In 2024, the Company’s net loss and LAE incurred for the year ended December 31, 2024 reflects favorable development of $3,187, which was a result of re-estimation
of unpaid losses and LAE. These adjustments are generally the result of ongoing analysis of recent loss development trends. Original estimates are decreased or increased as additional information becomes known regarding individual claims.
The following is information about incurred and paid loss development as of December 31, 2024, net of reinsurance, as well as cumulative claim frequency and the total of IBNR liabilities plus expected development on reported claims included within the net incurred loss amounts. All information is reported in thousands, except for cumulative number of reported claims, which are shown at the actual counts.
In determining the cumulative number of reported claims, the Company measures claim frequency per policy, per claim event for all coverages. Reported claims that are closed without an indemnity payment are not included in cumulative number of reported claims.
The Company compiles and aggregates its claims data by grouping the claims according to the year in which the claim occurred (“accident year”) when analyzing claim payment and emergence patterns and trends over time. The Company analyzed the usefulness of disaggregation of its results and determined the characteristics associated with the policies and the related unpaid loss reserves, incurred losses, and payment patterns are similar in nature. As such, the information about incurred and paid loss development for the years ended December 31, 2015 to 2023, is presented as supplementary information.

Homeowners’ Insurance

											As of December 31, 2024
	Incurred Losses and Allocated LAE, Net of Reinsurance										Total of IBNR Liabilities Plus Expected Development on Reported claims	Cumulative Number of Reported Claims
	For the years ended December 31,
Accident Year	2015*	2016*	2017*	2018*	2019*	2020*	2021*	2022*	2023*	2024
2015	$42,003	$39,623	$46,877	$47,555	$48,545	$48,672	$48,426	$48,853	$49,012	$48,895	$2	46,318
2016		53,192	51,879	54,306	56,499	57,282	60,983	61,376	61,738	61,025	100	69,449
2017			57,286	48,820	26,956	24,139	22,535	17,771	18,379	18,098	86	222,420
2018				89,565	78,270	82,013	86,354	84,042	85,294	83,500	112	88,284
2019					104,651	107,979	118,580	118,439	121,629	119,760	994	67,178
2020						93,727	133,001	135,437	141,458	140,267	2,008	75,622
2021							78,605	110,344	114,927	116,492	2,973	35,770
2022								86,193	67,238	66,621	6,566	94,315
2023									89,344	91,172	9,889	14,755
2024										94,019	37,892	14,203

Total										$839,849

Cumulative Paid Losses and Allocated LAE, Net of Reinsurance
	For the years ended December 31,
Accident Year	2015*	2016*	2017*	2018*	2019*	2020*	2021*	2022*	2023*	2024
2015	$20,564	$32,681	$40,904	$45,050	$47,492	$48,396	$48,316	$48,796	$48,905	$48,878
2016		31,282	42,759	49,237	54,877	56,557	60,486	61,182	61,357	60,929
2017			25,224	40,067	24,925	22,207	21,343	17,296	17,937	18,016
2018				45,454	72,404	77,680	83,699	83,145	84,070	83,399
2019					58,982	95,405	112,510	116,889	118,227	118,773
2020						58,376	120,360	130,954	137,694	138,379
2021							48,184	99,623	108,939	113,654
2022								44,332	51,770	59,975
2023									55,611	81,352
2024										56,038

Total										779,393

Liabilities for losses and allocated LAE, net of reinsurance										$60,622

*	Presented as unaudited required supplementary information.
Reconciliation of the Disclosure of Incurred and Paid Loss Development to the Liability for Unpaid Losses and LAE
The reconciliation of the net incurred and paid loss development tables to the liability for unpaid losses and LAE in the Consolidated Balance Sheet is as follows:

	December 31, 2024	December 31, 2023
Homeowners’ Insurance
Liabilities for unpaid losses and allocated LAE, net of reinsurance	$60,622	$64,674
Reinsurance recoverable on unpaid losses and LAE	415,086	214,718

Total gross liability for unpaid losses and LAE	$475,708	$279,392

The following is supplementary information about average historical claims duration as of December 31, 2024, and is presented as required supplementary information, which is unaudited.

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9
Homeowners’ Insurance	55%	35%	5%	4%	1%	—%	—%	—%	—%
Basis For Estimating Liabilities For Unpaid Losses And Loss Adjustment Expenses
The Company establishes a liability to provide for the estimated unpaid portion of the costs of paying losses and LAE under insurance policies issued. Predominately all of the Company’s claims relate to the Company’s core product, homeowners insurance and the various policy forms in which it is available. The liability for unpaid losses and LAE consists of the following three main components:

•
Case reserves: When claims are reported, the Company establishes individual estimates of the ultimate cost of each claim (case reserves). These case reserves are continually monitored and revised in response to new information and for amounts paid.

•
Incurred but not reported: In addition to case reserves, the Company establishes a provision for IBNR. IBNR is an actuarial estimate composed of the following: (a) future payments on claims that are incurred but have not yet been reported to the Company; (b) a reserve for the additional development on claims that have been reported to the Company; and (c) a provision for additional payments on closed claims that might reopen. IBNR reserves apply to the entire body of claims arising from a specific period, rather than a specific claim. Most of the Company’s IBNR reserves relate to estimated future claim payments on recorded open claims.

•
LAE reserves: Company’s estimate of the future expense to manage, investigate, administer, and settle claims that have occurred, and include legal expenses. LAE reserves are established in the aggregate, rather than on a claim-by-claim
basis. LAE reserves are categorized between Allocated LAE, and Unallocated LAE.

A portion of the Company’s obligations for losses and LAE are ceded to unaffiliated reinsurers. The amount of reinsurance that will be recoverable on losses and LAE reserves includes the reinsurance recoverable from quota share, catastrophe excess of loss, reinstatement premium protection, per risk excess of loss, and facultative reinsurance contracts.
Characteristics of Reserves and the Actuarial Methods used to Develop Reserve Estimates
The liability for unpaid losses and LAE, also known as reserves, is established based on estimates of the ultimate future amounts needed to settle claims, either known or unknown, less losses and LAE that have been paid to date. Historically, claims are typically reported promptly with relatively little reporting lag between the date of occurrence and the date the loss is reported. Certain number of claims are not known immediately after a loss and insureds are delayed at reporting those losses to the Company. In the current Florida market, an increased number of claims are reported well after the purported dates of loss. Reporting delays at times are material. In addition, claims that were settled often are reopened based on newly reported claim demands from our insureds as a result of third party representation. The Company is seeing increased litigation and changes to consumer behavior over the reporting and settlement process especially with Florida-based claims. The Company’s claim settlement data suggests that the Company’s typical insurance claims have an average settlement time of less than one year from the reported date unless delayed by some form of litigation or dispute.

Judgment is required in the actuarial estimation of loss reserves, including the selection of various actuarial methodologies to project the ultimate cost of claims. Specifically, judgment is required in the following areas: the selection of parameters utilized in the various methodologies; the use of industry data and other benchmarks; and the weighting of differing reserve indications resulting from alternative methods and assumptions.
The Company’s actuary prepares reserve estimates for all accident years using the Company’s own historical claims data, industry data and many of the generally accepted actuarial methodologies for estimating loss reserves, such as loss development, frequency/severity, Bornhuetter-Ferguson expected loss projection,
IBNR-to-case
outstanding, incremental cost per closed claim methods, and DCC development methods. Reportable catastrophe and non-catastrophe
storms losses are analyzed and reserved for separately using a frequency and severity approach. These methods vary in their responsiveness to different information, characteristics, and dynamics in the data, and the results assist the actuary in considering these characteristics and dynamics in the historical data. The methods employed for each segment of claims data, and the relative weight accorded to each method, vary depending on the nature of the claims segment and on the age of the claims.
Each actuarial methodology requires the selection and application of various parameters and assumptions. The key parameters and assumptions include:

1)	Loss development factors (“LDFs”) – These factors are key assumptions in the loss development methods which assume recent accident years will follow the development patterns of prior accident years.

2)
Initial expected loss ratio selections – The initial expected loss ratio selection is the key assumption in the Bornhuetter-Ferguson methods. The selection was made based on average of development methods loss ratios and selected loss ratio trend.

3)	Claim count decay ratios – The decay ratio is the key assumption in the projection of ultimate claim counts for Catastrophe and non-Catastrophe storms.

4)	Short-term and long-term projected severity trends – These severity trends are the key assumption in projecting severities for accident years in their future development periods.
Estimation methods described above each produce estimates of ultimate losses and LAE. Based on the results of these methods, a single estimate (commonly referred to as an actuarial point/central estimate) of the ultimate loss and LAE is selected accordingly for each accident-year claim grouping. Estimated IBNR reserves are determined by subtracting reported losses from the selected ultimate loss, and the paid LAE from the ultimate LAE. The estimated loss IBNR reserves are added to case reserves to determine total estimated unpaid losses. The estimated IBNR reserves can be negative for an individual accident-year claim grouping if the selected ultimate loss includes a provision for anticipated subrogation, or if there is a possibility that case reserves are overstated. The reserving methods are carried out on both a net and direct basis in order to estimate liabilities accordingly. When selecting a single actuarial point/central estimate on a net basis, careful consideration is given for the reinsurance arrangements that were in place during each accident year, exposure period and type of loss being reviewed.
Underwriting results are significantly influenced by the Company’s practices in establishing its estimated liability for unpaid losses and LAE. The liability is an estimate of amounts necessary to ultimately settle all current and future claims and LAE on losses occurring during the policy coverage period each year as of the financial statement date.

How Reserve Estimates are Established and Updated
Reserve estimates are developed for both open claims and unreported claims. The actuarial methods described above are used to derive claim settlement patterns by determining development factors to be applied to specific data elements. Development factors are calculated for data elements such as claim counts reported and settled, paid losses and paid losses combined with case reserves, loss expense payments, and subrogation recoveries. Historical development patterns for these data elements are used as the assumptions to calculate reserve estimates.
Often, different estimates are prepared for each detailed component, incorporating alternative analyses of changing claim settlement patterns and other influences on losses, from which a best estimate is selected for each component, occasionally incorporating additional analyses and actuarial judgment as described above. These estimates are not based on a single set of assumptions. Based on a review of these estimates, the best estimate of required reserves is recorded for each accident year and the required reserves are summed to create the reserve balance carried in the Consolidated Balance Sheet.
Reserves are
re-estimated
periodically by combining historical payment and reserving patterns with current actual results. When actual development of claims reported, paid losses or case reserve changes are different than the historical development pattern used in a prior period reserve estimate, and as actuarial studies validate new trends based on indications of updated development factor calculations, new ultimate loss and LAE predictions are determined. This process incorporates the historic and latest trends, and other underlying changes in the data elements used to calculate reserve estimates. The difference between indicated reserves based on new reserve estimates and the previously recorded estimate of reserves is the amount of reserve re-estimates.
The resulting increase or decrease in the reserve
re-estimates
is recorded and included in “Losses and loss adjustment expenses” in the Consolidated Statement of Operations.
Claim frequency
The methodology used to determine claim counts is based first around the event and then based on coverage. One event could have one or more claims based on the policy coverage, for example an event could have a claim for the first party coverage and a claim for third party liability regardless of the number of third party claimants. If multiple third-party liability claims are reported together, they would be counted as one claim.